UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________
FORM 8-K
 ____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2019
____________________________
 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)
 ____________________________

Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street	Holmdel	,	NJ	,	07733
(Address of Principal Executive Offices)					(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600
(Former Name or Former Address, if Changed Since Last Report)
____________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	VG	New York Stock Exchange

Item 2.02. Results of Operations and Financial Condition
On August 6, 2019, Vonage Holdings Corp. (the “Company”) announced its financial results for the quarter ended June 30, 2019. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure
On August 6, 2019, the Company issued a press release announcing the acquisition of certain assets from Over.ai, a Tel Aviv-based voice and conversational artificial intelligence provider for enterprise communications. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information in these Items 2.02 and 7.01 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
The Company is making references to non-GAAP financial information in both the press release and the referenced conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

See accompanying Exhibit Index for a list of the exhibits furnished with this Current Report on Form 8-K.

EXHIBIT INDEX

99.1	Earnings Release issued by Vonage Holdings Corp. on August 6, 2019.
99.2	Press Release issued by Vonage Holdings Corp. on August 6, 2019.

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date:	August 6, 2019	By:	/s/ David T. Pearson
David T. Pearson Chief Financial Officer

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